SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 14, 2004



                               FSF Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



          Minnesota                         0-24648                 41-1783064
----------------------------        ------------------------      -------------
(State or other jurisdiction        (Commission File Number)      (IRS Employer
     of incorporation)                                            Identification
                                                                  Number)


201 Main Street South, Hutchinson, Minnesota                 55350-2573
--------------------------------------------                 ----------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (320) 234-4500
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------



Item 5.  Other Events
-------  ------------

         On May 14, 2004, the Registrant and MidCountry Financial Corp., jointly announced that they have signed a definitive merger agreement, whereby MidCountry Financial Corp. will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information
-------  -----------------------------------------------------
             and Exhibits
             ------------


     Exhibit
     Number                           Description
     ------                           -----------

     2.1 Agreement and Plan of Merger, dated as of May 14, 2004, between the Registrant and MidCountry Financial Corp.

     99         Press Release dated May 14, 2004 *


     * Incorporated by reference to the Form DEFA14A filed by the Registrant on May 17, 2004.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            FSF Financial Corp.



Date: May 17, 2004                          By:   /s/Richard H. Burgart
                                                  -----------------------
                                                  Richard H. Burgart
                                                  Chief Financial Officer